UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 24, 2011. At that Meeting, the Company’s shareholders voted on two proposals: (i) the election of nine directors to serve until the 2012 Annual Meeting of Shareholders and until their successors are elected and qualify to serve, and (ii) the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as the Company’s Independent Registered Public Accounting Firm for 2011. Only shareholders of record as of May 2, 2011 (the “Record Date”) were entitled to notice of and to vote at the Annual Meeting.

(1) Election of Directors. A total of nine candidates were nominated for election to the Company’s Board of Directors (the “Nominees”). At the Annual Meeting, each shareholder was entitled to cast a number of votes equal to the number of shares of common stock held of record by such shareholder as of the Record Date for each of up to nine Nominees and the nine Nominees receiving the highest number of votes cast were elected. All nine Nominees were nominated by the Board of Directors and, as a result, the election was uncontested and all of those nine Nominees were elected to serve as the directors of the Company for the ensuing year. There were a total of 3,655,064 broker non-votes with respect to the election of directors.

The following table sets forth the names of the Nominees and the respective numbers of votes cast for, and the respective numbers of votes withheld from, their election.

	Votes Cast
	For	Withheld
George L. Argyros	5,544,731	989,054
Raymond E. Dellerba	5,408,732	1,125,053
Warren T. Finley	6,131,495	402,290
Andrew Phillips	5,964,256	569,529
Gordon C. Rausser, PhD	5,854,007	679,778
Matthew F. Schafnitz	5,659,433	874,352
John Thomas, M.D.	5,880,827	652,958
George H. Wells	6,000,795	532,990
Gary M. Williams	5,979,639	554,146

(2) Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm for 2011. At the Annual Meeting the Company’s shareholders also voted on a proposal to ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as the Company’s Independent Registered Public Accounting Firm for 2011. Each shareholder was entitled to cast a number of votes for or against this proposal equal to the number of shares owned by the shareholder as of the Record Date. The vote required to approve this proposal was a majority of the shares present and voting on that proposal at the Annual Meeting and the Company’s shareholders voted to ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as the Company’s Independent Registered Public Accounting Firm for 2011. There were no broker non-votes with respect to this proposal.

The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, this proposal:

Votes For	Votes Against	Abstentions
9,930,250	129,456	129,143

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: May 26, 2011	By:	/s/ NANCY GRAY
Nancy Gray, Chief Financial Officer

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